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                                                                  EXHIBIT 10(1)

                          CONFIDENTIAL PORTIONS OMITTED

  LEGEND: [**] REPRESENTS CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
          WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
          A REQUEST FOR CONFIDENTIAL TREATMENT




                                                            LEASE AGREEMENT

         The parties to this Lease Agreement ("Lease"), entered into on January 28, 2005, between MFB Financial ("Landlord") and May Oberfell Lorber ("Tenant"), hereby agree as follows:
         1. PREMISES AND PREPARATION.
         The Landlord hereby leases to the Tenant and the Tenant leases from the Landlord, subject to all of the terms and conditions hereinafter set forth, office space as shown on the space plan attached hereto as "Exhibit B" containing 17,613 square feet of rentable space (the "Premises") in the office building which is commonly known as MFB Plaza, located at 4100 Edison Lakes Parkway, Mishawaka, Indiana in St. Joseph County (the "Building").
         2. TERM. The term of the Lease of the Premises shall be 180 months commencing at the time the Premises have been completely built out and the space has been turned over to Tenant, which the parties anticipate will be late spring/early summer. If the commencement date of this Lease is other than the 1st day of the month, then the term of this Lease shall be extended through the last day of the final month.
         3. USE. The Premises shall be occupied and used by the Tenant for office space and for no other purposes. 4. BASIC RENT. [Confidential material omitted from this section and filed separately with the Securities and Exchange
Commission pursuant to a request for confidential treatment is represented by the symbol [**]. ] The Tenant shall pay to the Landlord as basic minimum rent during the initial five year term of the Lease $[**], per month for 60 months, which is $[**] per rentable square foot or annual basic rent of $[**], in advance, on the first day of each calendar month during the term of this Lease. During the second five year term of the Lease the basic rent shall be increased to $[**] per square foot or annual basic rent of $[**]. Wherever the term rentable square feet is used, this term shall refer to the square feet being occupied by Tenant (17,018) plus a load factor of three and one-half percent (3 1/2%) for a total of 17,613. During the final 5 years of the Lease the basic rent shall be increased to $[**] per square foot of rentable space. The basic rent together with the additional rent as defined in paragraph 5 hereof are referred to hereinafter as "Rental". Tenant hereby agrees to pay the Rental monthly to Landlord at Landlord's building management office or at such other location as Landlord may designate from time to time, without demand. In the event of a partial month at the beginning of the term of this Lease, the Rental shall be prorated on the basis of a thirty (30) day month. Any portion of the Rental or other charges not paid when due shall bear a delinquency service charge equal to five (5%) percent of such delinquency. In addition, the Tenant shall be charged a Fifty ($50.00) Dollar processing penalty for any Rental check that is returned to the Landlord as uncollectible or insufficient funds. All Rental and other charges payable by Tenant pursuant to the terms of this Lease shall be payable without relief from valuation or appraisement laws.
         5. ADDITIONAL RENT. [Confidential material omitted from this section and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment is represented by the symbol [**]. ] A. Subject to the limitations set forth in paragraph C hereunder, in addition to the Basic Rent, Tenant shall pay, as Additional Rent, Tenant's Percentage of the Operating Cost for the Building in any calendar year. For purposes of this Agreement, "Tenant Percentage" shall mean Fifteen and forty one hundredths Percent (15.41%). In the event Tenant expands into additional space under the Lease, Tenant's Percentage shall be recalculated to account for such additional space. B. "Operating Cost," as that term is used herein, shall consist of all operating costs of the Building, which shall be computed on the accrual basis in accordance with generally accepted accounting principles consistently applied and shall consist of all costs and expenses incurred by Landlord to maintain all facilities used in the operation of the Building and its environs of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership and operation of the Building, (but not specific costs which are separately billed to and paid or reimbursed by specific tenants) including, but not limited to, the following:
i) Wages, salaries, fringe benefits, costs, payroll taxes, unemployment compensation payments, workmen's compensation insurance premiums and other related expenses of all employees directly engaged in the operation, maintenance and security of the Building; costs of building employee uniforms and cleaning thereof; the costs of fair rental value of a Building management office; management fees payable by Landlord (excluding brokerage commissions for leasing) if management of the Building is contracted to a third party;

ii) All supplies and materials used in the operation, cleaning and maintenance of the Building and all of its machinery and equipment;

iii) Costs of utilities, including water and power for heating, lighting, air conditioning and ventilating the entire Building (including all common and service areas), fuel adjustment charges, sewer use charges and any utility taxes;

iv) Costs of all management, maintenance and service agreements for the Building and the equipment therein, including, without limitation, alarm service, trash removal, window cleaning and elevator maintenance;

v) Accounting costs, including the costs of audits by certified public accountants, pertaining solely to the management and operation of the Building;

vi) Costs of all insurance, including, without limitation, fire, casualty, liability and rental value insurance applicable to the Building and Landlord's personal property used in connection with the operation and maintenance of the Building;

vii) Costs of repairs, replacements and general maintenance of the Building and each part thereof excluding repairs, replacements and general maintenance paid by proceeds of insurance or by Tenant or by other third parties, and alterations attributable solely to other Tenants of the Building;

viii) Snow removal, landscaping and any and all other common area maintenance costs related to public areas, including sidewalks and landscaping on the Building's site;

ix) Amortization of capital improvements made to the Building subsequent to the commencement date of this Lease which may be required by governmental authorities or which will improve the operating efficiency of the Building resulting in a reduction of Operating Expenses;

x) Personal property taxes, real property taxes, water and sewer rents, fees or charges paid to any not for profit organization or other association for the maintaining Edison Parkway and/or the common areas in the Edison Lakes Corporate Park.

C. It is understood and agreed that the Operating Cost Tenant shall be required to pay shall be limited in accordance with the following:
                  (i) From the commencement of the Lease through December 31, 2008, Tenant's share of the Operating Cost shall be the lesser of:

                           (a) the actual Operating Cost for the Building
                               multiplied by Tenant's Percentage or

                           (b)$[**] multiplied by 17,613 (being the number of
                              rentable square feet included in the Premises).

                           (Hereafter, that portion of the Operating Cost that does not include taxes and insurance shall be referred to as "Non-T & I Operating Cost" and that portion of the Operating Cost of the Building which consists of Tax and Insurance shall be called "T & I.")

                  (ii) Non-T & I Cost for all calendar years beginning with 2009 through the end of the original fifteen (15) year lease term will be limited to the amount specified as the "Non-T & I Operating Cost Cap" for the year in question as set forth on the "May Oberfell Non-T & I Operating Cap Table" attached hereto as Exhibit "C" multiplied by 17,613 (being the number of rentable square feet in the Premises). The parties have agreed that the schedule of "Caps" specified on Exhibit C shall not apply to increases in the Operating Cost resulting from increases in T & I.

                  (iii) In Summary, for the years beginning January 1, 2009 through the original fifteen (15) year term of the Lease, Tenant shall pay as follows:

                           (a) the basic rent as set forth in Paragraph Four and any additional amounts Tenant shall be required to pay hereunder other than the Operating Cost; plus

                           (b) Tenant's share of the Operating Cost, which shall
                               be the lesser of:

                                            the actual Non-T & I Operating Cost
                                            multiplied by the Tenant's
                                            Percentage of 15.41%, or

                                            the amount of the Non-T & I
                                            Operating Cost Cap specified for the
                                            year in question on Exhibit C hereto
                                            multiplied by 17,613 (being the
                                            number of rentable square feet in
                                            the Premises); plus

                           (c) the actual T & I multiplied by Tenant's
Percentage of 15.41%.

D. Subject to the limitations set forth in paragraph C hereunder, Landlord may estimate the Operating Cost for the Building for any calendar year. Tenant's Percentage of the Operating Costs, as defined above at 15.41% of said Operating Costs, shall be payable in monthly installments with each Rental payment date for such calendar year. Within a reasonable period of time after the end of such calendar year, Landlord shall render to Tenant a statement of the actual Operating Cost for such calendar year and a computation of Tenant's share of Excess Operating Cost, if any. Within fifteen (15) days thereafter, Tenant shall pay to Landlord Tenant's share of the Excess Operating Cost, provided, however, such Excess Operating Cost shall not be paid by Tenant if the effect of such payment would cause the Tenant's Operating Cost to exceed the limitations set forth in paragraph C hereunder. If the computation shows that a refund is due Tenant, such amount shall be credited by Landlord against the next Rental payment due.
         6. SECURITY DEPOSIT. There shall be no Security Deposit required.
         7. SERVICES TO BE PROVIDED BY THE LANDLORD. The Landlord shall provide the following services to the Premises during reasonable business hours:
         A. Janitorial services for customary cleaning in and about the Premises. The Tenant may not provide any janitorial service of its own without the Landlord's prior written consent, and then only subject to such additional conditions as the Landlord may reasonably impose.
         B. Landlord shall provide heating and air conditioning so as to maintain, subject to government regulations, in all rooms, on a reasonably consistent basis, a temperature 72(degree)F at all times (i.e. year round) under normal business operations daily from 7:00 a.m. to 6:00 p.m., Monday through Friday, holidays excepted. In addition, Landlord shall provide an HVAC system such that Tenant shall be able to maintain heat and cooling through "zones" or other mechanism which Tenant can control on its Premises such that the temperature may be maintained in accordance with the above standard during non-business hours. Wherever heat-generating machines or equipment are used or business operations are conducted in the Premises which, in the judgment of the Landlord, affect the temperature otherwise maintained by the air conditioning system, the Landlord reserves the right to modify said system, including the installation of supplementary air conditioning units in the Premises, and the cost and expense of operation and maintenance thereof shall be paid by the Tenant to the Landlord.
         C. Water from city mains, drawn through fixtures installed by the Landlord for drinking, lavatory, and toilet purposes, including a reasonable amount of hot water.
         D. Automatic passenger elevator services in common with other Tenants at all times.
         E. Electrical wiring system in the Premises for standard electrical receptacles and lighting fixtures with a dedicated line for file servers and copiers. Such electricity will be used only for normal equipment and accessories. Replacement lighting tubes, lamps, bulbs, and ballasts required for the overhead lighting fixtures in the Premises will be installed at the Tenant's expense. Tenant shall be responsible for bulbs and maintenance of all chandelier and ornamental lighting. The Landlord reserves the right to provide a separate meter for the Premises and to require the Tenant to pay for its use of electricity billed to such meter in lieu of including the cost of electricity in the operating expenses.
         F. Snow-removal services for the outside parking facilities, related driveways, and sidewalks at all reasonable times. G. Lavatories for the use of Tenant's employees and invitees in common with other Tenants in the Building. H. All windows and glass will be washed and cleaned inside and outside a minimum of two (2) times per year and Landlord shall clean Tenant's carpets a minimum of once per year. This is in addition to the normal cleaning services provided by Landlord.
         I. Landlord shall provide and maintain all emergency lighting and fire extinguishers as required by state and local codes and regulations.
         J. It is understood and agreed that the cost of Landlord providing any of the above services shall be included in the "Operating Cost" hereunder of which Tenant shall pay its "Tenant's Percentage" as Additional Rent pursuant to Paragraph 5, above.
         The Landlord does not warrant that any of the services above mentioned will be free from interruptions caused by repairs, renewals, improvements, alterations, strikes, lockouts, accidents, inability of the Landlord to obtain fuel or supplies, or any other cause beyond the reasonable control of the Landlord. Any such interruption of service will not constitute an eviction or disturbance of the Tenant's use and possession of the Premises, or any part thereof, or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations under this Lease. Landlord shall furnish Tenant with reasonable notice (24 hour minimum) of any known or anticipated interruption of electrical services. The Landlord will use reasonable efforts to promptly remedy any situation which has interrupted such services.
         8. LANDLORD'S TITLE. The Landlord's title is and always shall be paramount to the title of the Tenant, and nothing contained herein authorizes the Tenant to do any act which may encumber the title of the Landlord. This Lease is subject and subordinate to all ground and underlying leases, and to all mortgages which may now or hereafter affect such ground and underlying leases, or the real property or Building, of which the Premises form a part, and to all renewals, modifications, consolidations, replacements, and extensions thereof, and to all advances made or hereafter to be made on the security of any such mortgages. Provided, however, that notwithstanding the foregoing, the mortgagee shall recognize this Lease and provide a non-disturbance and attornment agreement which, will in substance, allow Tenant to remain in possession of the Premises in accordance with the terms and conditions of this Lease as long as Tenant is not in default. The non-disturbance and attornment agreement shall be forwarded to Tenant only in the event Tenant is not in default under the terms and conditions of this Lease. The Tenant covenants and agrees that it will, upon the written request of such mortgagee or such purchaser, attorn thereto and execute, acknowledge, and deliver any instrument that has for its purposes and effect subordination of this Lease to said mortgage subject to the non-disturbance set forth herein above.
         9.       ASSIGNMENT AND SUBLETTING.
                  A. The Tenant may not assign or transfer all or any part of its rights and interests under this Lease, and may not sublet or permit the use and occupancy of all or any part of the Premises, to or by a third party without the prior written consent of the Landlord. The Landlord's consent under this sub-paragraph shall be in its absolute discretion and subject to such conditions as the Landlord may impose. If the Landlord grants its consent, then all consideration paid or to be paid by such third party, including any amounts in excess of the rent due under this Lease, shall be paid directly to the Landlord. In the event of assignment by Tenant, the Tenant shall continue to remain responsible to Landlord for all payments due hereunder in the event Tenant's assignee shall fail to make prompt payments to Landlord.
                  B. The Landlord may transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and related real estate. After such transfer or assignment, the Landlord named in this Lease will have no further liability to the Tenant under this Lease for the obligations assumed by the assignee or transferee.
         10. UNTENANTABILITY. If the Premises or the Building is made untenantable by fire or other cause, the Landlord may elect (a) to terminate this Lease as of the date of such casualty by notice to the Tenant within thirty
(30) days after that date, or (b) to repair all damages to the Premises or the Building so that the same shall be restored to such condition as existed immediately prior to such damage. If the Landlord elects to terminate this Lease, the rent shall be abated on a per diem basis and be paid to the date of the fire or casualty. If the Landlord elects to restore the Premises and Building, such restoration shall be completed with reasonable promptness. If the Premises are unusable during such restoration, or if the Tenant is reasonably required to close its operation while such repairs are made, the rent shall abate during such period of repair while such operations have ceased and the Premises are completely closed. If the Tenant continues to operate on the Premises during such repairs, but is unable to use a substantial portion thereof, then the rent shall be prorated in the proportion which the area of unusable leased space bears to the total Premises for the period that said space is unusable. The Landlord will not be liable for business losses to the Tenant by reason of damage to the Premises. If such untenantability is caused by the fault of the Tenant, there will be no apportionment or abatement of rent. Notwithstanding anything contained in this paragraph to the contrary, if the Premises is not or cannot be made tenantable within one hundred and eighty (180) days after said damage for any reason whatsoever, the Tenant may terminate this Lease.
         11. SIGNS. Except as modified by Exhibit A, Tenant shall pay for all signs related to the Tenant's use of the Premises. No sign, advertisement, or notice may be inscribed, painted, or affixed on any part of the outside or inside of the Premises or Building by the Tenant except on the doors of the Premises leased by the Tenant and on the directory board, and then at the Tenant's expense and only of such color, size, style, and material as is specified by the Landlord in writing. The Landlord reserves the right to remove all other signs at the expense of the Tenant. At the expiration of the lease term, the Tenant shall remove its signs from such doors.
         12. ALTERATIONS. No alterations or additions may be made and no fixtures may be affixed to the Premises or the Building without prior written consent of Landlord, which consent shall not be unreasonably withheld. Provided, however, no consent by Landlord shall be required for Tenant to make alterations to the interior of the Premises which do not involve moving or removing walls, floors, ceilings, plumbing or lavatory equipment or fixtures, or electrical systems, or air, heating or cooling vents, systems, equipment or duct work. All such alterations, additions and fixtures, except the Tenant's trade fixtures and business machines, shall be and remain the property of Landlord unless otherwise agreed in writing by the Landlord. If at any time, including at the termination of the Lease Term, Tenant removes any satellite dish, antennae or other equipment from the Building or the Premises, Tenant shall, at its sole cost and expense, immediately repair all damage caused either by the installation or removal of such equipment and restore the Building and the Premises to the condition which existed prior to the installation thereof. All such removal and repair shall be subject to the prior approval of the Landlord.
         13. USE OF THE PREMISES. The Tenant (a) shall occupy and use the Premises during the term for the purposes specified in Paragraph 3, above, and none other; (b) may not make or permit any use of the Premises which, directly or indirectly, is forbidden by public law, ordinance, or government regulations or which may be dangerous to life, limb, or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations; (c) may not obstruct or use for storage or for any purpose other than ingress and egress the sidewalks, entrances, courts, corridors, vestibules, halls, elevators, and stairways of the Building; (d) may not make or permit any noise or odor that is objectionable to other occupants of the Building to emanate from the Premises, may not create or maintain a nuisance thereon, may not disturb, solicit, or canvass any occupant of the Building, and may not do any act tending to interfere with the quiet enjoyment of their leased space in the Building by other Tenants, or to injure the reputation of the Building; (e) may install an antennae or satellite dish on the roof at the Tenant's sole expense, provided that such antennae or satellite dish is for the use of Tenant and/or Tenant's Guests only (unless Landlord gives its prior written consent for use by others), it being understood that Landlord shall have the right to approve, in advance of installation by the Tenant, the size, weight, location and method of installation of Tenant's antennae or satellite dish, which approval shall not be unreasonably withheld, and that the Tenant shall not be required to pay rent for the antennae or satellite dish location;
(f) may not place, or permit to be placed, any article of any kind on the window ledges or on the exterior walls and may not throw, or permit to be thrown or dropped, any article from any window of the Building; (g) may not attach additional locks or similar devices to any door or window and, upon the termination of this Lease or of the Tenant's possession, shall surrender all keys to the Premises and shall explain to the Landlord all combination locks on safes, cabinets, and vaults; (h) shall be responsible for locking the doors and closing the transoms and windows in and to the Premises; (i) may not install any awnings, or other form of inside or outside window covering or window ventilators or similar devices without the prior written consent of the Landlord; (j) may not overload any floor, shall route and locate safes and other heavy articles as the Landlord may direct, shall bring safes, furniture, and all large articles through the Building and onto the Premises at such times and in such manner as the Landlord directs and at the Tenant's sole risk and responsibility, and shall list all furniture, equipment, and similar articles to be removed from the Building for approval at the office of the Management before the removal of such articles; (k) may not install in the Premises any equipment which uses a substantial amount of electricity without the advance written consent of the Landlord, shall ascertain from the Landlord the maximum amount of electrical current which can safely be used in the premises, taking into account the capacity of the electrical wiring in the Building and the Premises and the needs of other Tenants in the Building and, notwithstanding the Landlord's consent to such installation, may not use more electricity than such safe capacity; (l) shall be responsible for the cost of modification, installation, maintenance, repair, and additional operating and utility expenses related to any supplementary air conditioning required by heat-generating machines or extraordinary equipment used by the Tenant; (m) may locate antennas and other sending and/or receiving equipment within the Premises for the purpose of wireless networking solely within the Premises, provided that no such antennas and/or equipment causes or results in signals, sounds, electrical impulses and/or data to be received outside the Premises or interferes with equipment being used outside the Premises. It is understood and agreed that the rights granted in subparagraphs (e) and (m) hereof to install an antennae or satellite dish take precedence over and supersede any contradictory provisions of the Building Rules and Regulations now or hereafter adopted.
         All persons entering or leaving the Building between the hours of 6:00 p.m. and 8:00 a.m. Monday through Friday or any time Saturdays, Sundays, or holidays, may be required to identify themselves to a watchman, by registration or otherwise, and to establish their right to enter or leave the Building. Provided further that nothing contained herein shall be construed to require the Landlord to provide watchmen or other security agents on or about the Building. The Landlord may exclude or repel any peddler, solicitor, or beggar. In addition to all other liabilities for breach of any covenant of this Paragraph, the Tenant shall pay to the Landlord, as additional rent hereunder, an amount equal to any increase in insurance premiums caused by such breach. The violation of any covenant of this Paragraph may be restrained by injunction without the requirement of any bond.
         14. REPAIRS. The Tenant shall take good care of the Premises and the fixtures therein and shall keep the Premises in good order, condition, and repair at the Tenant's expense during the term of this Lease, including the replacement of all interior broken glass. Exterior glass broken by the Tenant will be replaced by Landlord, at Tenant's sole cost and expense and the Tenant shall promptly pay the Landlord for the costs thereof as additional rent for glass of the same size and quality. If the Tenant does not make necessary repairs within a reasonable time and adequately, the Landlord may, but need not, make such repairs and the Tenant shall promptly pay the Landlord for the costs thereof as additional rent. On the expiration or early termination or cancellation of this Lease, the Tenant shall surrender the Premises and the Landlord's fixtures in as good condition as of the time of delivery to the Tenant, subject to reasonable wear and tear. All injury to the Building or fixtures caused by moving of the Tenant in and out of the Building and any and all breakage or any other injury whatsoever to the Building, fixtures or to the property of any Tenants of the Building caused by the Tenant and any damage done by water, steam, electricity, fire, or other substance to the Building or fixtures, or to the property of other Tenants in the Building caused by the Tenant may be repaired by the Landlord at the expense of the Tenant, and the cost thereof shall become due and payable by the Tenant as additional rent upon the delivery of a statement of such costs by the Landlord to the Tenant, or mailing the same, postage prepaid, to the Tenant at its last known address.
         15.      EMINENT DOMAIN.
                  (a) Partial or Total Condemnation. If any portion of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase under threat or intimidation thereof, this Lease shall terminate on the election of either party, effective on the date of possession of the Premises or any portion thereof is taken by the condemning authority or private purchaser. In the case of a partial condemnation where neither party elects to terminate this Lease, then the annual rental payable hereunder shall, during the unexpired portion of the lease term, be reduced by the pro rata amount attributable to the Premises taken, effective on the date possession of such portion of the Premises is taken by the condemning authority or private purchaser. Landlord shall promptly provide to Tenant a copy of all notices from any such condemning authority or private purchaser, respecting any requirement that Tenant surrender its right to possession to the Premises or any portion thereof pursuant to this Paragraph 15(a).
                  (b) Notice to Terminate. Any notice of election by Tenant to terminate this Lease pursuant to this paragraph, shall be given by Tenant to Landlord within thirty (30) days after notice by Landlord to Tenant as provided in Paragraph 15(a) hereof or within thirty (30) days after receipt by Tenant of actual knowledge of any requirement that Tenant surrender its right to possession to the Premises or any portion thereof as herein provided, whichever first occurs. Any notice of election by Landlord to terminate this Lease, as herein provided, shall be given by Landlord to Tenant within thirty (30) days after receipt by Landlord of actual knowledge of any requirement that Landlord surrender its right to possession to the Premises or any portion thereof. In the event this Lease is not terminated under this paragraph, Landlord shall make such reasonable repairs or alterations as may be necessary to make the Premises fully functional and this Lease shall remain in full force and effect.
                  (c) Condemnation Award. Each party shall be entitled to awards for taking and damages with respect to its and their respective interests, it being the intent herein that each party shall recover a sum sufficient to put said party in the position each would have been in through the life of this Lease and any renewal or extension thereof, the same as if a condemnation had not occurred.
         16. RIGHTS RESERVED TO LANDLORD. The Landlord reserves all rights incident to its ownership of the Building, including, but not limited to, the right (a) to change the name or street address of the Building without notice or liability; (b) to install and maintain signs on the exterior of the Building;
(c) to approve all sources furnishing sign painting and lettering, and drinking water, used on the Premises; (d) if, during or prior to the termination of this Lease, the Tenant vacates the Premises, to decorate, remodel, repair, alter, or otherwise prepare the Premises for reoccupancy; (e) to have pass keys to the Premises; (f) to exhibit the Premises during the last ninety (90) days of the lease term; (g) to take any and all measures, including inspections, repairs, alterations, additions, and improvements to the Premises or to the Building as may be necessary or desirable for the safety, protection, or preservation of the Premises or the Building or the Landlord's interest therein, or as may be necessary or desirable in the operation of the Building; (h) to approve all movers employed by the Tenant to move the Tenant's furnishings, fixtures, and equipment in or out of the Premises. The Landlord may enter upon the Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant.
         17. SUBSTITUTION OF PREMISES. At any time after the execution of this Lease, Landlord may substitute for the Premises other premises in the Building (hereinafter called the "New Premises") in which event the New Premises shall be deemed to be the leased Premises for all purposes. This right on the part of the Landlord may be exercised if, and only if, (a) the New Premises shall be substantially equivalent in area and in appropriateness for Tenant's use, and
(b) any such substitution is made for the purpose of accommodating a Tenant that will occupy a substantial portion of the floor on which the leased Premises are located. If Tenant is occupying the leased Premises at the time of any such substitution, Landlord shall pay the expense of moving Tenant, its property and equipment to the New Premises including without limitation necessary replacement of existing stationery supplies and changes in telephone service, and shall, at Landlord's sole cost, improve the New Premises with improvements substantially equivalent to those located in the leased Premises.
         18. HOLDING OVER. In the event Tenant should remain in possession of the Premises after expiration of the term of this Lease without execution by Landlord and Tenant of a new Lease, then Tenant shall be deemed to be occupying the leased Premises as a tenant at sufferance subject to all of the covenants and obligations of this Lease and at a daily rental of twice the per diem rate of rental provided hereunder computed on the basis of a thirty (30) day month. Landlord, upon notice to Tenant, shall have the right to deem the continuing occupancy of Tenant to constitute the creation of a month to month tenancy at a monthly rental of twice the monthly rental provided hereunder, which month to month tenancy shall continue until either party shall have given the other one full calendar month's notice of an intention to terminate such month to month tenancy.
         19. NOTICE AND PAYMENTS. Any notice which the Landlord may desire or be required to give the Tenant shall be deemed sufficiently given or rendered if delivered in writing to the Tenant personally or sent by certified or registered mail, addressed to the Tenant at the Premises, return receipt requested. All payments to the Landlord and any notice which the Tenant may desire or be required to give the Landlord shall be deemed sufficiently given or rendered if delivered in writing to the Landlord personally or sent certified or registered mail, return receipt requested, addressed to the Landlord at 4100 Edison Lakes Parkway, Mishawaka, Indiana, 46545 or such other address as the Landlord may designate in writing.
         20. DEFAULT BY TENANT. In the event of a default by the Tenant under this Lease, the Landlord will have the following remedies:
                  A. If any voluntary or involuntary petition or similar pleading under any section of any bankruptcy law is filed by or against the Tenant or any voluntary or involuntary proceedings in any court or tribunal is instituted to declare the Tenant insolvent or unable to pay its debts and, in the case of an involuntary petition or proceeding, if it is not dismissed with thirty (30) days from the date it is filed, then the Landlord, at its election and without further notice or demand and either with or without entry upon the Premises, may forthwith cancel this Lease and be thereafter entitled to recover damages in an amount equal to the present value of the rental obligation herein stated, including increases in rent as provided in this Lease, less the fair rental value for the Premises which it can obtain for the residue of the stated term.
                  B. If the Tenant either fails to pay any rent or other monies owed to the Landlord on the date it is due, or, if Tenant is otherwise in default of any of its obligations or duties under this Lease, and said default shall remain in effect for five (5) days following receipt of written notice of said default by Tenant, then the Landlord may enter into and upon the Premises, or any part thereof, and repossess the same, with or without terminating this Lease and without prejudice to any of its remedies for rent or breach of covenant and may, at its option, terminate this Lease by giving written notice of its election to do so or may, at its option, lease the Premises, or any part thereof, as the agent of the Tenant, or otherwise. (If Landlord, in any given calendar year, provides written notice following default on two occasions, Landlord shall not be required to provide written notice of default for any subsequent defaults by Tenant during that calendar year. Landlord may proceed to exercise its remedies upon such subsequent default without such five (5) day written notice to Tenant.) The Tenant shall, without demand or further process of law, pay to the Landlord at the end of each month during the full term of this Lease the difference between the rent due the Landlord from the Tenant under this Lease, including any increases in rent due under this Lease, and the net receipts, if any, being received by the Landlord from the Premises (such net receipts to be calculated by deducting from the gross receipts the expense incurred by the Landlord in connection with the reletting of the Premises and performing the Tenant's obligations hereunder). In the event the rent for reletting the Premises is higher than the monthly rent under the term of this Lease, then such excess rent shall belong to the Landlord and the Tenant will have no claim or right thereto.
                  C. The Tenant shall pay upon demand all the Landlord's costs, charges, and expenses, including reasonable fees of attorneys, agents, and others retained by the Landlord, incurred in enforcing the Tenant's obligations hereunder or incurred by the Landlord in any litigation, involving the Tenant in which the Landlord becomes involved without the Landlord's fault.
                  D. The Landlord shall pay upon demand all the Tenant's costs, charges, and expenses, including reasonable fees of attorneys, agents, and others retained by the Tenant, incurred in enforcing the Landlord's obligations hereunder or incurred by the Tenant in any litigation, involving the Landlord in which the Tenant becomes involved without the Tenant's fault.
         21. DEFAULT BY LANDLORD. If the Premises, or any part thereof, are at any time subject to a mortgage, a deed of trust, or a similar lien instrument, and this Lease or the rentals are assigned to such mortgagee, trustee, or beneficiary, and the Tenant is given written notice thereof, including the post office address of such assignee, then the Tenant may not terminate this Lease for any default on the part of the Landlord without first giving written notice by certified or registered mail, return receipt requested, to such assignee, to the attention of the mortgage loan department, specifying the default in reasonable detail, and affording such assignee a reasonable opportunity to make performance at its election for and on behalf of the Landlord.
         22.      LIABILITY INSURANCE.
                  A. Tenant shall, at all times, maintain Comprehensive General Liability insurance covering all operations in which the Tenant is engaged with limits of $1,000,000.00 Each Occurrence and an Aggregate limit of not less than $1,000,000,00. In addition, the Tenant shall carry Automobile Liability insurance covering any vehicles owned by or operated by the Tenant on the Landlord's premises with limits of not less than $1,000,000.00 per accident. The Tenant shall, at all times, carry Workers Compensation insurance covering the Tenant's employees and any subcontractors engaged by the Tenant.
                  B. Such insurance policy or policies shall name Landlord as an additional insured and shall provide that they may not be cancelled on less than thirty (30) days prior written notice to Landlord. Tenant shall furnish Landlord with certificates of insurance evidencing such coverage. Should Tenant fail to carry such insurance and furnish Landlord with certificates of insurance after a request to do so, Landlord shall have the right to obtain such insurance and collect the premium thereof from Tenant as additional rent.
         23. WAIVER OF SUBROGATION. Each party hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such Insurance, subject to the limitation that this waiver shall apply when permitted by the applicable policy of Insurance.
         24. INDEMNIFY AND HOLD HARMLESS. Tenant agrees to indemnify Landlord for, and hold Landlord harmless from and against, all fines, suits, claims, demands, liabilities and actions (including reasonable costs and expenses of defending against such claims) resulting or alleged to have resulted from any breach, violation or non-performance of any covenant or condition hereof, or from the use or occupancy of the Premises, by Tenant or Tenant's agents, employees, licensees, or invitees, and for any damage to person or property resulting from any act, omission or negligence of Tenant or any of Tenant's agents, employees, licensees or invitees, or any occupant of the Premises (but not trespassers), except as Landlord's own negligence may contribute thereto.
         Landlord agrees to indemnify Tenant for, and hold Tenant harmless from and against all fines, suits, claims, demands, liabilities and actions (including reasonable costs and expenses of defending against such claims) resulting or alleged to have resulted from any breach, violation or non-performance of any covenant or condition hereof, by Landlord or Landlord's agents, employees, licensees, or contractors (but not by, or actions of, any other tenant of the Building or any agents, employees, licensees or invitees of any other tenant of the Building or any trespassers), and for any damage to person or property resulting from any act, omission or negligence of Landlord or Landlord's agents, employees or contractors (but not for any damage resulting from any act, omission or negligence of any other tenant of the Building or any agents, employees, licensees or invitees of any other tenant of the Building or any trespassers) except as Tenant's own negligence may contribute thereto.
         25. OFFSET STATEMENTS. The Tenant agrees to any time and from time to time, upon not less than twenty (20) days prior written request by the Landlord, to execute, acknowledge, and deliver to the Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, stating the modifications, and that the Lease, as so modified, is in full force and effect), the commencement and termination dates of this Lease, that the Tenant has accepted the Premises, and the date to which the rental and other charges have been paid in advance, if any, and that the Tenant has no claims against the Landlord or offsets against rent. It is intended that such statement may be relied upon by prospective purchasers of the Landlord's interest in the land and Building, or by a mortgagee or assignee of any mortgage upon the Landlord's interest in the land and Building.
         26. LIENS. The Tenants may not do any act which in any way encumbers the title of the Landlord in and to the Premises and the Building, nor shall the interest or estate of the Landlord in said Premises and Building be in any way subject to any claim by way of lien or encumbrance, whether by operation of law or by virtue of any expenses or implied contract by the Tenant. The Tenant will not permit the Premises and the Building to become subject to any mechanics', laborers', or materialmen's liens on account of labor or material furnished, or claimed to have been furnished, to the Tenant for or on the Premises and Building. As its election, the Landlord may (but is not required to) remove or discharge such lien, or claim for lien (with the right, in its discretion, to settle or compromise the same), and any amounts advanced by the Landlord together with any attorney's fees incurred by Landlord in connection therewith for such purpose shall be additional rent immediately due from the Tenant to the Landlord, with interest at the rate of eighteen (18%) percent per annum from the date of payment thereof by the Landlord until paid by the Tenant.
         27. HAZARDOUS MATERIALS. Tenant shall not cause or permit any Hazardous Materials to be brought upon, kept or used in or about the Premises or the real estate described in Exhibit B (the "Real Estate") by Tenant, its agents, employees, contractors or invitees without the prior written consent of Landlord, which consent shall not be unreasonably withheld as long as Tenant demonstrates to Landlord's reasonable satisfaction that such Hazardous Material is necessary or useful to Tenant's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises or Real Estate. If Tenant breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises or Real Estate caused or permitted by Tenant results in contamination of the Premises or Real Estate or if contamination of the Premises or Real Estate by Hazardous Material otherwise occurs for which Tenant is legally responsible to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises or Real Estate, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or Real Estate, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, attorney's fees, consultants' fees and expert fees) which arise during or after the lease term as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any clean up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Real Estate. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises or Real Estate caused or permitted by Tenant results in any contamination of the Premises or Real Estate, Tenant shall promptly take all actions, at its sole expense, as are necessary to return the Premises to the condition existing prior to the introduction of any such Hazardous Material to the Premises or Real Estate; provided that Landlord's written approval of such actions shall be first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long term or short term effect on the Premises or Real Estate. The foregoing indemnity shall survive the expiration or earlier termination of the Lease.
         As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material or waste, including, but not limited to, those substances, materials and wastes defined or specified in 42 U.S.C Section 9601 et seq. and any similar state statute or local ordinance applicable to the Real Estate as well as any rules and regulations promulgated, administered or enforced by any governmental agency or authority pursuant thereto including any subsequent amendments thereof.
         28. BROKERS. Tenant represents and warrants that it has not dealt with any broker or agent in any negotiations for or the obtaining of this Lease, other than Cressy & Everett Commercial Company, Inc., ("Agent") and Tenant agrees to indemnify and hold Landlord harmless from any and all costs or liability, including attorneys' fees, for compensation claimed by any other broker or agent employed by it or claiming to have been engaged by it in connection with this Lease. The parties acknowledge that Agent has acted only as agent with respect to the procurement and negotiation of this Lease, and agree that Agent shall not be responsible or liable for any term, provision or condition of this Lease. If Agent is entitled to a leasing commission in connection with the making of this Lease, the same shall be paid by Landlord pursuant to a separate written agreement between Landlord and Agent.
         29. EXCULPATION. Tenant's source of satisfaction of any of Landlord's obligations hereunder shall be limited specifically to the Building as well as to all bank accounts and reserve accounts pertaining thereto, and the proceeds of the same.
         30. MISCELLANEOUS.
                  A. The invalidity of any provision, clause, or phrase will not serve to render the balance of this Lease ineffective or void.
                  B. This Lease shall be binding upon and inure to the benefit of the respective parties hereto, their heirs, executors, administrators, devisees, successors, and assigns. Any reference to the Tenant or Landlord shall, for the purpose of determining liability for property damage, personal injury, and the like, be deemed to include the Tenant, the Landlord, his or her respective agents, employees, servants, partners, independent contractors, licensees, invitees, guests or visitors.
                  C. This Lease supersedes and cancels all prior negotiations and agreements whatsoever, and this Lease shall be amended only upon the joint written agreement of the parties.
                  D. Except as elsewhere herein expressly provided, all amounts owed by the Tenant to the Landlord hereunder shall be deemed to be additional rent and shall be deemed payable within ten (10) days from the date the Landlord renders a statement of account therefore to the Tenant and shall bear interest at the rate of eighteen (18) percent per annum thereafter until paid.
                  E. Extension and Waiver. Time is of the essence in the performance of all obligations provided for herein. Any party hereto may (1) extend the time for the performance of any of the obligations or other acts of the other party hereto, (2)waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto, and/or (3)waive compliance by any other party with any of the agreements or conditions contained herein. However, no term or provision hereof shall be deemed waived (and no breach shall be deemed consented to or excused) unless such waiver, consent, or excuse shall be in writing and signed by the party claimed to have excused, waived, or consented. Should any party consent, waive or excuse a breach by any other party, such consent, excuse, or waiver shall not constitute a consent to, waiver of, or excuse of any other or subsequent breach, whether or not of the same kind as the original breach.
                  F. Entire Agreement. This Lease contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and supercedes all previous written or oral negotiations, commitments, and writings.
                  G. Limitations on Rights of Third Parties. Nothing expressed or implied in this Lease is intended or shall be construed to confer upon or give any person other than the parties hereto any rights or remedies under or by reason of this Lease or the transactions contemplated hereby.
                  H. Construction. Words and phrases herein, including acknowledgment hereof, shall be construed as in the singular or plural number, and as masculine, feminine, or neuter gender according to the context.
                  I. Governing Law. This Lease shall be construed and enforced in accordance with the laws of the State of Indiana. The parties hereto agree that the courts of the State of Indiana, located in St. Joseph County, Indiana, and the United States District Court for the Northern District of Indiana shall have the sole and exclusive jurisdiction over any litigation arising from this Lease or related in any way to the transactions provided for herein. The parties consent to the personal jurisdiction of those courts.
                  J. Legal Authorization. All persons executing this Lease in a representative capacity warrant that they have authority to execute this Lease and bind the entities they purport to represent.
                  K. Legal Counsel. Each Party hereto acknowledges and agrees that it has been given the opportunity to consult with counsel and other advisors of its choice, and having the opportunity to consult with such counsel and advisors, knowingly, voluntarily and without duress, coercion, unlawful restraint, intimidation or compulsion enters into this Lease.
                  L. Entire Agreement. (i)The parties agree that this Lease is the product of their joint efforts, that it expresses their agreement, and that it should not be interpreted in favor of or against any party merely because of that party's efforts in preparing it. (ii) Each person signing this Lease (whether for herself or for himself individually or on behalf of an organization) acknowledges that this Lease may reflect changes from previous drafts, if any, and that he or she has read and reviewed this Lease carefully. Each person signing this Lease also acknowledges that he or she has not relied on any other party to this Lease, or any officer, agent, partner, employee or attorney of any other party to this Lease, to explain provisions of this Lease to him or her, or to identify changes that have been made from prior drafts or versions of this Lease, if any. Rather, each person signing this Lease agrees to be solely responsible for being aware of the contents of this Lease.
                  M. Recording. The parties shall not record this Lease. Parties shall record a Memorandum of Lease with the St. Joseph County, Indiana, Recorder.
                  N. Bicycles and Dogs. Notwithstanding any rules and regulations with respect to the Premises that may be adopted from time to time by Landlord, nothing in such rules and regulations shall prohibit Tenant and its employees from storing bicycles in the Premises (provided that such bicycles not ridden within the Building) and dogs shall be allowed within the Premises outside normal business hours (provided that such dogs are on a leash while in the Building, are allowed outside the Premises only when being taken to and from the Premises, and are not allowed to run loose within the Building.)
         31. AMERICANS WITH DISABILITY ACT OF 1991 ("ADA"). The United States Congress has enacted the Americans with Disabilities Act (the "ADA"). Among other things, this Act is intended to make many business establishments equally accessible to persons with a variety of disabilities; therefore, modifications to real property may required. State and local laws also may mandate changes. Tenant shall be solely liable and responsible for making any modifications to the Premises or access thereto required to accommodate the disabilities of Tenant or its customers, visitors, and employees .Also, Tenant shall be solely responsible for any costs incurred by Landlord in making any modifications to the Building required to accommodate the disabilities of Tenant or its customers, visitors, and employees beyond the accommodations which are customary for office buildings similar to the Building.
         32. RULES AND REGULATIONS. (A) With respect to the Premises, Tenant shall, at its own expense, comply with all laws, orders, and requirements of all governmental entities with reference to the use and occupancy of the Premises. Tenant and Tenant's agents, employees, and invitees shall comply with any rules and regulations governing the use of the Building or other improvements to the Premises as reasonably required by the Landlord. Landlord may make reasonable changes in any such rules and regulations from time to time as it deems advisable for the safety, care, and cleanliness of the Building, provided the same are in writing and are not in conflict with this Lease. The existing Rules and Regulations are attached hereto and incorporated herein. (B) Tenant shall pay any and all such fines or penalties imposed or allegedly imposed for failure to comply with this Paragraph and shall indemnify, defend, and hold harmless Landlord from any claims, demands, or actions by governments, their agencies, boards or commissions and private parties, arising as a result of Tenant's failure to comply with this Paragraph.
         33. ADDITIONAL PROVISIONS. Additional paragraphs 33 A through I attached to this Lease as Exhibit A, are part of this Lease and the terms and provisions thereof are binding upon the Landlord and the Tenant.

LANDLORD: MFB FINANCIAL


BY:______/s/________________________________
         ---



TENANT: MAY OBERFELL LORBER

BY:______/s/_________________________________
         ---

                                                               EXHIBIT A
                                               Additional Provisions to Lease

    [Confidential               material omitted from this Exhibit and filed
                                separately with the Securities and Exchange
                                Commission pursuant to a request for
                                confidential treatment is represented by the symbol [**]. ]

         A. BUILD OUT ALLOWANCE. The Landlord will provide a build out allowance of $[**] per square foot of usable space and will pay for all architectural, engineering, and brokerage fees which are not included in the $[**] per square foot build out allowance.

         B. PARKING. Tenant will be provided 60 parking spaces at no cost along with 4 additional spaces for each thousand square feet of space over and above 15,000 square feet of space should the Tenant occupy more than 15,000 square feet of space. Landlord shall maintain not less than four (4) parking spaces for each 1,000 square feet of rentable space in the Building. However, such parking spaces shall not be designated for the exclusive use of Tenant or Tenant's employees or invitees. Rather, such spaces shall be consistent with parking requirements of the Landlord and other tenants of the Building. Landlord reserves the right to establish reasonable rules from time to time concerning the parking area so long as such rules are uniformly applied to all tenants of the Building.

         C. SIGNAGE. Landlord will provide signage on the existing monument sign at no expense to the Tenant. Additional Signage approved by Landlord will be at Tenant's sole expense provided that Tenant may use portions of the permitted Build Out Allowance, if any, towards such signage expenses.

         D. EXERCISE FACILITIES. Tenant's employees shall be permitted access to the Building's exercise facility at no additional cost to the Tenant, subject to the Fitness Center Addendum attached hereto. Use of such facilities is limited to employees of the Tenant and the use of such facilities is at Tenant's own risk.

         E. EXPANSION OPTIONS. Landlord hereby grants to Tenant a right of first refusal for any contiguous space which may become available during the initial term and any renewal period of this Lease. Landlord will provide written notice to the Tenant regarding the availability of such space and Tenant will have a period of 10 business days after receiving such notice to exercise such option. In the event the Tenant desires to lease the space in its then "as is" condition the same terms and conditions as are in effect for this Lease shall apply to the additional space. If such space is to be improved at the Landlord's expense, then the rent for the expansion space shall include the base rent under the terms of the existing lease together with the pro rata share of operating expenses attributable to such space along with the cost of any required improvements for the expansion space, amortized over the then remaining lease term (without considering option terms under renewal options which at that time have not been exercised) at an interest rate equal to one percent (1%) below the then existing Prime Rate or upon such other terms which may be mutually agreed to by Landlord and Tenant.

         F. TRAINING FACILITY. Tenant shall have access on an arranged basis to the training room facility located on the first floor of the Building at no additional cost to the Tenant in accordance with the Training Room Addendum attached hereto.

         G. NON SMOKING FACILITY. The entire Building is a non smoking facility and Tenant agrees that smoking on the Premises and on the Real Estate is prohibited.

         H. SECURITY SYSTEMS. Landlord will maintain Building security by providing adequate lighting, an electronic entry system, and video surveillance and/or similar systems. Tenant may install additional equipment at its expense and upon approval by the Landlord.

         I. RENEWAL OPTIONS. Provided the Tenant is not in default under the terms of the Lease, the Tenant shall have the option to renew or extend this Lease for two separate five year terms upon the same terms and conditions except that the base rent for years 16-20 shall be increased to $[**] per rentable square foot and for years 21-25 the base rent shall be increased to $[**] per square foot. Tenant shall be responsible for its pro rata share of operating expenses during any such renewal and will provide Landlord notice of its intent to exercise such options 180 days before the expiration of the Lease.



                                                Building Rules and Regulations


         1. No awning or other projection will be attached to the outside walls of the Building. No curtains, blinds, shades or screens visible from the exterior of the Building or visible from the exterior of the Leased Premises, will be attached to or hung in, or used in connection with any window or door of the Leased Premises without the prior written consent of Landlord. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by Landlord. Notwithstanding the foregoing, Landlord hereby approves and accepts all window treatments currently used by Tenant in the Demised Premises.

         2. Tenant, its servants, employees, customers, invitees and guests will not obstruct sidewalks, entrances, passages, corridors, vestibules, halls, elevators, or stairways in and about the Building which are used in common with other tenants and their servants, employees, customers, guests and invitees, and which are not a part of the Leased Premises of Tenant. Tenant will not place objects against glass partitions or doors or windows which would be unsightly from the Building corridors or from the exterior of the Building, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Building or elsewhere and will not place or install any projections, antennas, aerials or similar devices inside or outside of the Leased Premises or on the Building.

         3. Tenant will not waste electricity, water or air conditioning and will cooperate fully with Landlord to insure the most effective operation of the Building's heating and air conditioning systems and will refrain from attempting to adjust any controls other than unlocked room thermostats, if any, installed for Tenant's use. Tenant will keep corridor doors closed.

         4. Tenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Leased Premises closed and secured after normal business hours.

         5. Excluding Tenant's personal property and trade fixtures, no person or contractor not employed by Landlord will be used to perform janitorial work, window washing cleaning, maintenance, repair or similar work in the Leased Premises without the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed.


         6. Landlord will have the right to prohibit any advertising by Tenant which in Landlord's reasonable opinion tends to impair the reputation of the Building or its desirability as an office complex for office use, and upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

         7. The Leased Premises will not be used for cooking (except for the use of microwave ovens), lodging, sleeping or for any immoral or illegal purpose.

         8. Unless expressly permitted by Landlord, no additional locks or similar devices will be attached to any door or window and, except to the extent Tenant has keys in its possession as of' the Commencement Date, no keys other than those provided by Landlord will be used or made for any door. If more than two keys for one lock are desired by Tenant, Landlord may provide the same upon payment by Tenant. Upon termination of this Lease or of Tenant's possession, Tenant will surrender all keys and access cards of the Leased Premises and will explain to Landlord all combination locks on safes, cabinets and vaults.

         9. The water and wash closets, drinking fountains and other plumbing fixtures will not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds or other substances will be thrown therein. All damages resulting from any misuse of the fixtures by Tenant or its servants, employees, agents, visitors or licensees will be borne by Tenant. No person will waste water by interfering or tampering with the faucets or otherwise.

         10. No electrical circuits for any purpose will be brought into the Leased Premises without Landlord's written permission (which shall not be unreasonably withheld, conditioned or delayed) specifying the manner in which same may be done.

         11. No bicycle or other vehicle, and no dog (other than seeing-eye dogs) or other animal will be allowed in offices, halls, corridors, or elsewhere in the building.

         12. Tenant will not throw anything out of the door or windows, or down any passageways or elevator shafts.

         13. All loading, unloading, receiving or delivery of goods, supplies or disposal of garbage or refuse will be made only through entryways and freight elevators provided for such purposes and indicated by Landlord. Tenant will be responsible for any damage to the building or property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Leased Premises, and will make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

         14. All safes, equipment or other heavy articles will be carried in or out of the Leased Premises only at such time and in such manner as will be prescribed in writing by Landlord, and Landlord will in all cases have the right to specify the proper position of any such safe, equipment or other heavy article, which will only be used by Tenant in a manner which will not interfere with or cause damage to the Leased Premises or the building in which they are located, or to the other tenants or occupants of such building. Tenant will be responsible for any damage to the building or the property of its employees or others and injuries sustained by any person whomsoever resulting from the use or moving of such articles in or out of the Leased Premises, and will make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

         15. Canvassing, soliciting, and peddling in the building is prohibited and Tenant will cooperate to prevent its employees from doing the same.

         16. Vending machines will not be installed without permission of Landlord (which will not be unreasonably withheld).

         17. Wherever in these Building Rules and Regulations the word "Tenant" occurs, it is understood and agreed that it will mean Tenant's associates, agents, clerks, servants and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it will mean Landlord's assigns, agents, clerks, servants and visitors.

         18. Tenants, its servants, employees, customers, invitees and guests will, when using the common parking facilities, if any, in and around the building, observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Landlord reserves the right to tow away, at the expense of the owner, any vehicle that is improperly parked in a no parking zone. All vehicles will be parked at the sole risk of the owner, and Landlord assumes no responsibility for any damage to or loss of vehicles except to the extent any damage is caused by the gross negligence or willful misconduct of Landlord.

         19. At all times the Building will be in charge of Landlord's employee in charge and (a) persons may enter the Building only in accordance with Landlord's reasonable regulations, (b) persons entering or departing from the Building may be questioned as to their business in the Building, and the right is reserved to require the use of an identification card or other access device and the registering of such persons as to the hour of entry and departure, nature of visit, and other information deemed necessary for the protection of the Building, and (c) all entries into and departures from the Building will take place through such one or more entrances as Landlord will from time to time designate. Landlord will normally not enforce clauses (a), (b) and (c) above from 7:00 a.m. to 6:00 p.m., Monday through Friday, and from 8:00 a.m. to 1:00 p.m. on Saturdays, but it reserves the right to do so or not to do so at any time at its sole discretion. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building during the continuance of the same by closing the doors or otherwise, for the safety of the tenants or the protection of the Building and the property therein. Landlord will in no case be liable for damages for any error or other action taken with regard to the admission to or exclusion from the Building of any person.

         20. All entrance doors to the Leased Premises will be locked when the Leased Premises are not in use. All corridor doors will also be closed during times when the air conditioning equipment in the Building is operating so as not to dissipate the effectiveness of the system or place an overload thereon.

         21. Landlord reserves the right at any time and from time to time to rescind, alter or waive, in whole or in part, any of these Rules and Regulations when it is deemed necessary, desirable, or proper, in Landlord's reasonable judgment, for its best interest or for the best interest of the tenants of the Building, provided that Landlord enforces (or elects not to enforce) all Rules and Regulations in a non-discriminatory manner.

                                    EXHIBIT B
                                    Blueprint

                                                           [Picture Omitted]

                                                              Exhibit "C"

                                  May Oberfell Non-T&I Operating Cost Cap Table

    [Confidential               material omitted from this Exhibit and filed
                                separately with the Securities and Exchange
                                Commission pursuant to a request for
                                confidential treatment is represented by the symbol [**]. ]


                                                    Non T&I Operating Cost Cap
                                                            ___per S.F.
                                                                 --------

                  Base Year

2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]
[**]

                      FITNESS CENTER ADDENDUM FOR MAY OBERFELL LORBER LEASE

         In the event and to the extent Landlord maintains a location in the Building designated and/or used as a fitness center or exercise room (which location shall be referred to hereinafter as the "Fitness Center"), the following provisions shall apply to Tenant's use of the Fitness Center:
         A. The Fitness Center shall only be used by Tenant's employees, and not by any guests, invitees or family members of Tenant or Tenant's employees.

         B. Use of the Fitness Center shall be consistent with the use of the Fitness Center by Landlord and other tenants of the Building. Tenant and its employees shall not use the Fitness Center in any manner that will unreasonably interfere with the legitimate use of the Fitness Center by Landlord, the other tenants of the Building, and their respective employees.

         C. Tenant shall be solely responsible and liable for the use of the Fitness Center by Tenant's employees and any invitees of Tenant or its employees (whether or not authorized hereby). Tenant hereby completely and unconditionally releases and discharges Landlord and all of Landlord's officers, directors, agents, contractors, employees and shareholders (all of whom, including Landlord, being sometimes collectively referred to hereinafter as the "Released Parties") from each and every liability, obligation, responsibility, claim, action and/or cause of action of each and every nature and description arising from or relating directly or indirectly in any way to the Fitness Center and/or any use thereof by any employee or invitee of Tenant (whether or not such invitee is authorized hereby), or by any invitee of any employee of Tenant (whether or not such invitee is authorized hereby), even if arising from the negligence of one or more of the Released Parties. Further, Tenant hereby agrees to unconditionally and absolutely indemnify and hold the Released Parties, and each of them, completely harmless from any and all liabilities, obligations, responsibilities, claims, actions and/or causes of action of each and every nature and description arising from or relating directly or indirectly in any way to the Fitness Center and/or the use thereof by any employee or invitee of Tenant (whether or not such invitee is authorized hereby) or any invitee of Tenant's employee (whether or not such invitee is authorized hereby), even if arising from the negligence of one or more of the Released Parties.

         D. Landlord shall be entitled from time to time to implement (and revise and supplement as necessary) rules with respect to the Fitness Center. Tenant shall be responsible for full and complete compliance with such rules by Tenant's employees and invitees (whether or not such invitees are authorized pursuant hereto, including all invitees of Tenant's employees). Tenant shall be liable for and shall indemnify and save Landlord completely harmless from any and all injuries and claims of each and every nature and description arising from actions or inactions of Tenant's employee or invitees (whether or not such invitees are authorized hereby, including all invitees of Tenant's employees), arising from or relating to any violations of such rules. In the event Trustee and/or any of its employees and/or invitees (whether or not such invitees are authorized hereby, including any and all invitees of Tenant's employees) violates any such rules pertaining to the Fitness Center, Landlord shall be entitled to limit, restrict and/or condition further use of the Fitness Center by Tenant and/or its employees in such manner as Landlord deems appropriate.

         E. Landlord reserves the right to condition use of the Fitness Center to users who sign indemnification and waiver of liability agreements proposed by Landlord from time to time, containing such terms as Landlord deems appropriate.

         F. Landlord shall be entitled to cease operating the Fitness Center for a reasonable business reason during the lease term without any liability to Tenant or to any other person or entity, and without any abatement or reduction in the rental amount due hereunder.

         G. Upon the occurrence of any breach or violation of the provisions of this paragraph by Tenant or any of its employees, or any invitees of Tenant or its employees (whether or not such invitees are authorized hereby), Landlord shall be entitled to limit, restrict and/or terminate further use of the Fitness Center by Tenant and/or its employees as Landlord deems appropriate. No term or provision hereof shall be deemed waived (and no breach shall be deemed consented to or excused) unless such waiver, consent or excuse shall be in writing and signed by Landlord. Should Landlord consent, waive or excuse a breach or violation, such consent, waiver or excuse shall not constitute a consent to, waiver of, or excuse of any other or subsequent breach, whether or not of the same kind as the original breach.

         H. Use of the Fitness Center shall only be allowed from 5:00 a.m. to 10:00 p.m., Monday through Friday, holidays excepted.

                    TRAINING ROOM ADDENDUM FOR MAY OBERFELL LORBER LEASE


         It is anticipated that Landlord may maintain from time to time during the lease term a location or locations in the Building designated for use as a shared training room (which location or locations shall be referred to hereinafter as the "Training Room") for use by Landlord and Tenants of the Building on a shared basis. The following provisions shall apply to such Training Room:
         A. The Training Room shall only be used by Tenant for conference, meetings, closings and similar business purposes, and not for social gatherings.

         B. Use of the Training Room shall be consistent with the use of the Training Room by Landlord and other tenants of the Building. Landlord shall designate one of its employees as the person responsible for scheduling use of the Training Room. Generally speaking, the Training Room will be reserved on a first come first serve basis.

         C. Tenant shall be solely responsible and liable for the use of the Training Room by Tenant's employees and any invitees of Tenant.

         D. All liability insurance coverage required hereby shall include coverage for any and all claims that may arise from or relate any use of the Training Room by Tenant or Tenant's employees or invitees.

         E. There shall be no alcoholic beverages served or consumed in or about the Training Room. At the end of each use of the Training Room, Tenant shall leave the Training Room in a neat, orderly and clean condition. Tenant will be required to reimburse Landlord for any and all costs incurred by Landlord to clean and/or otherwise maintain (including repair) the Training Room and/or any furniture or other contents thereof following the use thereof by Tenant, its employees and/or any invitees. Landlord shall be entitled from time to time to implement (and revise and supplement as necessary) additional rules with respect to the Training Room. Tenant shall be responsible for full and complete compliance with such rules by Tenant's employees and invitees. In the event Tenant and/or any of its employees and/or invitees violates any such rules pertaining to the Training Room, Landlord shall be entitled to limit, restrict and/or condition further use of the Training Room by Tenant and its employees and/or invitees in such extent and manner as Landlord deems appropriate. Should Landlord consent, waive or excuse a violation of any rule, such consent, waiver or excuse shall not constitute a consent to, waiver of, or excuse of any other or subsequent violation, whether or not of the same kind as the original violation.